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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (File No. 333-70853) and Form S-8 (File
No. 333-69507, 333-69513, 333-69515, and 333-70303).

                                        ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 27, 2000

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